UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
April 4, 2007
Santander Drive Auto Receivables LLC
Santander Drive Auto Receivables Trust 2007-1
Santander Consumer USA Inc.
(Exact Name of Registrant, Issuing Entity and Sponsor as Specified in their respective Charters)

Delaware	333-139609	20-4382941
	333-139609-1	20-7294617
(State or Other Jurisdiction	(Commission File Number	(Registrant’s and Issuing Entity’s
Of Incorporation of Registrant	of Registrant and	I.R.S. Employer
and Issuing Entity)	Issuing Entity)	Identification No.)

8585 North Stemmons Freeway,
Suite 1100-N,
Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)
(214) 634-1110
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01. Other Events
     On April 4, 2007, Santander Drive Auto Receivables Trust 2007-1 (the “Issuing Entity”) publicly issued U.S.$204,000,000 of Class A-1 5.324% Asset Backed Notes due on April 15, 2008, U.S.$340,000,000 of Class A-2 5.20% Asset Backed Notes due on December 15, 2010, U.S.$185,000,000 of Class A-3 5.05% Asset Backed Notes due on September 15, 2011, U.S.$471,000,000 of Class A-4 LIBOR + 0.05% Asset Backed Notes due on September 15, 2014 (collectively, the “Notes”) pursuant to a registration statement (No. 333-139609) declared effective on March 13, 2007. The lead underwriter for the issuance of the Notes was Wachovia Capital Markets, LLC (the “Representative”). Santander Drive Auto Receivables LLC (the “Registrant”) paid the underwriters a fee of U.S.$2,043,950 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be U.S.$1,000,000. The net proceeds from the sale of the Notes, which amounted to be U.S.$1,197,911,414 were used by the Registrant to purchase a pool of non-prime motor vehicle retail installment sales contracts secured by new and used automobiles, light-duty trucks, vans and mini-vans originated by Santander Consumer USA Inc. (“Santander Consumer”), which constitute the receivables included in the assets of the Issuing Entity, from Santander Consumer. The Registrant acquired such contracts from Santander Consumer. The Registrant also used the net proceeds from the sale of the Notes to deposit certain amounts to the pre-funding account and the capitalized interest account and to repay certain warehouse debt.
     Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated March 26, 2007 among the Registrant, Santander Consumer and the Representative.

1.2	Terms Agreement dated March 28, 2007 among the Registrant, Santander Consumer and the Representative.

3.1	Amended and Restated Limited Liability Company Agreement of the Registrant dated as of March 7, 2007 (incorporated by reference from Form S-3/A of the Registrant, File no. 333-139609, filed on March 9, 2007).

4.1	Indenture dated April 4, 2007 between the Issuing Entity and Wells Fargo Bank, National Association (“Wells Fargo”).

4.2	Amended and Restated Trust Agreement dated April 4, 2007 between the Registrant and U.S. Bank Trust National Association (the “Owner Trustee”).

4.3	Financial Guaranty Insurance Policy dated as of April 4, 2007 delivered by Financial Guaranty Insurance Company (the “Insurer”).

4.4	Irrevocable Letter of Credit dated as of April 4, 2007 issued by Wachovia Bank, National Association.

10.1	Contribution Agreement dated April 4, 2007 between the Registrant and Santander Consumer.

10.2	Sale and Servicing Agreement dated April 4, 2007 among the Registrant, Santander Consumer, the Issuing Entity and Wells Fargo.

10.3	Administration Agreement dated April 4, 2007 among Santander Consumer, the Issuing Entity and Wells Fargo.

10.4	Backup Servicing Agreement dated April 4, 2007 among Wells Fargo, Santander Consumer, the Insurer, the Issuing Entity and the Registrant.

10.5	Insurance Agreement dated April 4, 2007 among the Insurer, Santander Consumer, the Registrant, the Issuing Entity, Wells Fargo and the Owner Trustee.

10.6	Premium Letter dated April 4, 2007 among the Insurer, Santander Consumer, the Issuing Entity and Wells Fargo.

10.7	ISDA Master Agreement dated as of April 4, 2007 between the Issuing Entity and Banco Santander Central Hispano, S.A. (the “Swap Counterparty”).

10.8	Schedule to ISDA Master Agreement dated as of April 4, 2007 between the Issuing Entity and the Swap Counterparty.

10.9	The Trust Swap Confirmation dated as of April 4, 2007 between the Issuing Entity and the Swap Counterparty.

10.10	Credit Support Annex dated as of April 4, 2007 between the Issuing Entity and the Swap Counterparty.

10.11	Intercreditor and Master Collection Account Agreement dated December 7, 2006 among Wells Fargo, Wachovia Capital Markets, LLC, Drive Consumer USA Inc., Drive Warehouse LP, Drive Receivables Corp. 6, Drive Receivables Corp. 7, Drive Receivables Corp. 8, Drive Receivables Corp. 9, Drive Receivables Corp. 10, Drive Receivables Corp. 11, Drive Receivables Corp. 12, Drive Auto Receivables Trust 2003-2, Drive Auto Receivables Trust 2004-1, Drive Auto Receivables Trust 2005-1, Drive Auto Receivables Trust 2005-2, Drive Auto Receivables Trust 2005-3, Drive Auto Receivables Trust 2006-1, Drive Auto Receivables Trust 2006-2, MBIA Insurance Corporation and Financial Security Assurance Inc.

10.12	Accession Agreement to Intercreditor Agreement dated April 4, 2007 among the Registrant, the Issuing Entity and the Insurer.

10.13	Letter of Credit Reimbursement Agreement dated April 4, 2007 among Wachovia Bank, National Association, the Issuing Entity, the Registrant, Santander Consumer and Wells Fargo.

25.1	Statement of Eligibility on Form T-1 of Wells Fargo Bank, National Association as Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, File no. 333-139609, filed on March 21, 2007).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Daniel M. Keane

Name: Daniel M. Keane Title: Vice President

Dated: April 4, 2007